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                                                                   EXHIBIT 10.25

THIS OPTION OF CELL ROBOTICS INTERNATIONAL, INC. AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                        CELL ROBOTICS INTERNATIONAL, INC.
                            (A COLORADO CORPORATION)

Option No. NQ-2002-1                              500,000 Shares of Common Stock

                       CERTIFICATE FOR COMMON STOCK OPTION

     This certifies that, for value received, GARY OPPEDAHL, or registered assigns ("Optionholder"), is the registered owner of this Option entitling the Optionholder, subject to the provisions below, to subscribe for, purchase and receive 500,000 shares of fully paid and non-assessable share of Common Stock, $.004 par value, (the "Common Stock") of Cell Robotics International, Inc., a Colorado corporation (the "Company"), upon presentation and surrender of this Option and upon payment of the Exercise Price as hereinbelow defined, for the shares of Common Stock of the Company, but only subject to the conditions set forth herein. The Exercise Price, the number of shares of Common Stock purchasable upon exercise of this Option, the number of shares of Common Stock subject to this Option and the Expiration Date are subject to adjustments upon the occurrence of certain events. The Optionholder may exercise all or any number of shares of Common Stock subject to this Option. Upon exercise of this Option, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before the Expiration Date, this Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

     1.   VESTING.

     (a) The Company and Optionholder agree that the shares of Common Stock subject to this Option, including shares of Common Stock acquired by exercise of this Option and shares of Common Stock subject to this Option but not yet acquired, as described in paragraph 1, shall vest in the following manner: (i) 200,000 shares of Common Stock subject to this Option shall vest



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     immediately, (ii) 150,000 shares of Common Stock subject to this Option shall vest after the Company reports positive net income for two consecutive fiscal quarters, as reflected in the Company's quarterly reports on Form 10-QSB, or any equivalent or successor form (after giving effect to any amendments thereto), filed with the Securities and Exchange Commission ("SEC") and (iii) 150,000 shares of Common Stock subject to this Option shall vest after the Company reports positive net income for a full fiscal year, as reflected in the Company's annual report on Form 10-KSB, or any equivalent or successor form (after giving effect to any amendments thereto), filed with the SEC. The shares of Common Stock subject to this Option cannot be exercised by the Optionholder until they vest in the Optionholder in accordance with the immediately preceding sentence or as otherwise provided herein.

     (b) Notwithstanding Section 1(a) above, this Option shall vest and be exercisable in whole or in part immediately prior to the time of a Change in Control notwithstanding that this Option is not fully vested, and the Optionholder shall have the right to exercise this Option from and after the date of the Change in Control. A "Change in Control" shall mean to have occurred at such time as either (i) any "person", as such term is used in
     Section 14(d) of the Securities Exchange Act of 1934, as amended (other than the Company, or any employee benefit plan (or related trust) maintained or sponsored by the Company, or an entity controlled by the Company) (a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's outstanding voting securities then entitled to vote generally in the election of directors ("Outstanding Voting Securities"); provided that the following shall not be deemed to result in a Change in Control: (A) any acquisition directly from the Company; or (B) any acquisition by merger, consolidation, share exchange or similar transaction that is not described in clause (ii) of this Section 1(b) as long as no Person resulting from such transaction obtains beneficial ownership of fifty percent (50%) or more of the then Outstanding Voting Securities or (ii) a consolidation, share exchange or similar transaction involving the Company in which the shareholders of the Company immediately prior to such transaction do not own, directly or indirectly, at least fifty percent (50%) of the Outstanding Voting Securities or voting power of the issued and outstanding capital stock of the Company's successor immediately after such transaction.

     2.   TERM OF OPTION.

          This Option may be exercised in whole or in part commencing upon July 15, 2002 and ending on July 15, 2007 (the "Expiration Date").

     3.   EXERCISE PRICE.

          This Option shall be exercisable to purchase 500,000 shares of Common Stock of the Company at an exercise price equal to $1.25 per share (the "Exercise Price"). The Exercise Price is subject to adjustment under certain circumstances more fully describe in Sections 4 and 5 below.

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     4.   ADJUSTMENTS OF EXERCISE PRICE AND SHARES.

          (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option (as well as the Exercise Price covered by this Option) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board of Directors in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

          (b) In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), this Option shall terminate as of a date to be fixed by the Board of Directors, provided that not less than 30 days written notice of the date so fixed shall be given to the Optionholder and the Optionholder shall have the right during such period to exercise this Option as to all or any part of the shares of Common Stock covered hereby.

          (c) In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

          (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares of Common Stock under outstanding unexercised options of the Company for securities of another corporation, then the Board of Directors shall take such action, and this Option shall terminate, as provided above; or

          (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Board of Directors shall adjust the shares of Common Stock under this Option in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such options.

          The term "Reorganization" as used in this Section 4(c) shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to

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which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

          (d) Except as provided above in Section 4(b) or (c) and except as otherwise provided by the Board of Directors in its sole discretion, this Option shall terminate immediately prior to the consummation of such proposed action.

     5.   ADJUSTMENT TO EXERCISE PRICE.

          The Company may, in its sole discretion, lower the Exercise Price at any time, or from time-to-time. When any adjustment is made in the Exercise Price, the Company shall cause a copy of such statement to be mailed to the Optionholder, as of a date within ten (10) days after the date when the Exercise Price has been adjusted.

     6.   MANNER OF EXERCISE.

          Subject to Section 4, the Optionholder of this Option evidenced by this Certificate may exercise all or any whole number of such Option prior to the Expiration Date in the manner stated herein. In connection with the exercise of this Option, the purchase form provide for herein duly executed by the Optionholder or by the Optionholder's duly authorized attorney, plus payment of the Exercise Price applicable thereto, shall be surrendered to the Company. If upon exercise of this Option the number shares covered by of Options exercised shall be less than the total number of Option so evidenced, then, subject to the terms hereof, the Optionholder shall continue to be entitled to exercise that number of shares of Common Stock subject to this Option that are not so exercised.

     7.   MANNER OF PAYMENT.

          The payment of the Exercise Price of this Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time this Option is exercised, or (ii) by delivery to the Company of other Common Stock of the Company valued at its then-established fair market value (which Common Stock must have been owned by the Optionholder for at least six months prior to presentment), or (iii) in any other form of legal consideration that may be acceptable to the Board of Directors, in its discretion. For the purposes of this Section 7, the fair market value of the Common Stock shall be
(i) the closing sale price for the Common Stock on the primary exchange upon which the shares are listed and traded on the date this Option is exercised, or
(ii) if the shares are not traded on any national exchange, the closing sale price for the Common Stock on the NASDAQ National Market on the date this Option is exercised, or (iii) if the shares or neither traded on a national exchange nor listed on the NASDAQ National Market, then the average of the bid and ask prices for the Common Stock in the Over-The-Counter Market as quoted on the NASDAQ Small-Cap Market or Bulletin Board Exchange or (iv) if the shares of Common Stock are neither traded on a national exchange or the NASDAQ National Market nor quoted on the NASDAQ Small-Cap

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Market or Bulletin Board Exchange, the average of the bid and ask prices for the
Common Stock as quoted by any recognized securities quotation service such as the National Quotation Bureau, Inc. or the OTC Electronic Bulletin Board on the date this Option is exercised. In the case of any deferred payment arrangement, any interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code of 1986, as amended, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     8.   RESERVATION OF COMMON STOCK.

          The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of this Option upon the basis herein set forth will at all times during the term of this Option be reserved for the exercise thereof.

     9.   ISSUANCE OF COMMON STOCK UPON EXERCISE.

          The Company, at its expense, shall cause to be issued, within ten (10) days after exercise of this Option, a certificate or certificates in the name requested by the Optionholder of the number of shares of Common Stock to which the Optionholder is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of this Option shall be validly issued, fully paid and non-assessable.

     10.  NO RIGHT AS STOCKHOLDER.

          The Optionholder is not, by virtue of ownership of this Option, entitled to any rights whatsoever of a shareholder of the Company.

     11.  ASSIGNMENT.

          This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process. Except as otherwise provided herein, this Option may be exercised during the Optionholder's lifetime only by the Optionholder. Any attempted sale, pledge, assignment, hypothecation or other transfer of this Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon this Option shall be null and void and without force or effect. No transfer of this Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board of Directors may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Option with respect to this Option. The terms of

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this Option shall be binding upon the executors, administrators, heirs and successors of the Optionholder.

     12.  NATURE OF THE OPTION.

          This Option is a Nonstatutory Stock Option.

Dated: July 15, 2001                   CELL ROBOTICS INTERNATIONAL, INC.
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/s/ Gary Oppedahl                      By: /s/ Paul Johnson
-----------------------------------        --------------------------------
Optionholder                               Chief Financial Officer, Chief
                                           Operating Officer and Secretary

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                                  PURCHASE FORM

                                                   Dated:                , 200
                                                          ---------------     --

     Pursuant to the terms and provisions of the Certificate for Common Stock Option dated ______________ (the "Certificate"), executed between me and Cell Robotics International, Inc. (the "Company"), I hereby give notice that I elect to exercise today the option (the "Option") evidenced by the Certificate with respect to ___________ shares of the common stock of the Company (the "Option Shares"). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Certificate.

     I understand that both the Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws. I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of the Option unless and until the Company has determined that:

(i) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to any investment representation;

(ii) any applicable listing requirement of any stock exchange on which the Option Shares are listed has been satisfied; and

(iii) all other applicable provisions of state and federal law have been satisfied.

     I hereby warrant that I am entitled under the Certificate to purchase under the Option the number of Option Shares which I have agreed to purchase herein.

                                       Sincerely,


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                                                             , Optionholder

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                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
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                                    (please typewrite or print in block letters)
Address
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Signature
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